Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.24Y

SEVENTY-SEVENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Seventy-seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG currently provides Customers with Intelligent AR service for Connected Subscribers of certain systems/principals pursuant to the Sixty-first Amendment executed by the parties, effective as of June 29, 2012 (CSG document no. 2311951) (the "61st Amendment"); and

WHEREAS,  TWC desires to receive and, CSG desires to provide its Intelligent AR service for (i) all Customers’ Connected Subscribers and (ii) any subscribers of TWC and/or its Affiliates for which TWC and/or its Affiliates receive bill processing services from a third party billing processor.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and TWC agree to the following as of the Effective Date:

1.

TWC hereby requests and CSG agrees to provide its Intelligent AR service (i) for Customers’ Connected Subscribers within system/principal ****-****; and (ii) for any Non-ACP Subscribers (as defined below).

a)

As a result, the “Services Description” section of Schedule C, “Basic Services and Additional Services and Associated Exhibits,” entitled “Customer Intelligence - Intelligent Accounts Receivables,” of the Agreement shall be deleted in its entirety and replaced by the following:

"Customer Intelligence – Intelligent Accounts Receivables (“Intelligent AR”). Intelligent AR is a service offering by which CSG will perform analytics and predictive models on the payment data of (i) Participating Affiliates’ Connected Subscribers and (ii) TWC's and/or its Affiliates’ subscribers for which TWC and/or its Affiliates receive bill processing services from a third party billing processor (for purposes of the Intelligent AR service, the "Non-ACP Subscribers").  Intelligent AR will generate predictive behavior scoring profiles based on payment behavior data (“Output Data”).  CSG will deliver the Output Data to Customers and such Output Data will allow Customers to configure and classify payment groups for each and/or both of the Connected Subscribers and the Non-ACP Subscribers. Such Output Data shall be based on the ***** ****** (**) ****** of historical payment data for the Connected Subscribers and/or Non-ACP subscribers, as applicable, and shall be provided by (a) CSG for Connected Subscribers and (b) Customers for Non-ACP Subscribers. Customer Data provided to CSG and Output Data delivered to Customers hereunder shall be transferred via TWC’s FTP site in accordance with processes determined by TWC from time to time, or as otherwise mutually agreed by the parties.  For avoidance of doubt, CSG will retain the ***** ****** (**) ****** of historical data for Non-ACP Subscribers on a rolling basis for purposes of the Intelligent AR service, ** ** ********** ****** ** *** ** *********. Further, solely with respect to Connected Subscribers, CSG will integrate the predicted payment groups on a ***** basis with CSG's Enhanced Accounts Receivables ("EAR").  For Non-ACP Subscribers, CSG will provide the Output Data to Customers on a ***** basis.”

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

b)	As a result, “Intelligent Accounts Receivable” of “Schedule F, “Fees,” of the Agreement shall be deleted in its entirety and replaced with the following:

Intelligent Accounts Receivable

Description of Item/Unit of Measure	Frequency	Fee
A.Intelligent Accounts Receivable for Connected Subscribers
1.Implementation Fee for Connected Subscribers	*** ****	$	**********
2.Intelligent AR Support Service for Connected Subscribers (Note 2)	*******	$	*********
3.Additional Capacity Fee for Connected Subscribers (Note 3)	*******	$	******
B.Intelligent Accounts Receivable for Non-ACP Subscribers
1.Implementation Fee for Non-ACP Subscribers (Note 4) (Note 5)	*** ****		*****
2.Intelligent AR Support Services for Non-ACP Subscribers (Note 5)	*******	$	*********
3.Additional Capacity Fee for Non-ACP Subscribers (Note 6)	*******	$	******

Note 1: The parties acknowledge and agree that implementation services for Connected Subscribers were performed pursuant to that certain Statement of Work (CSG document no. 2311952) executed by the parties on June 29, 2012 and the Implementation Fee for Connected Subscribers has been invoiced by CSG and paid by TWC prior to execution of this Amendment.  For avoidance of doubt, implementation services for Participating Affiliate’s system/principal ****-**** is included within such Implementation Fee and CSG shall provide implementation services for system/principal ****-*** pursuant to a mutually agreed Statement of Work or authorization letter upon TWC’s request, ** ** ********** ****** ** ***.

Note 2: CSG shall provide Intelligent AR Support Services for Connected Subscribers; problems shall be reported and resolved, in accordance with the priority levels set forth in Section II. of Schedule H of the Agreement.  Support Services shall commence after implementation of Intelligent AR as contemplated in Note 1 above.  Support Services shall include up to ***** (**) ***** *** ***** of analytics support (“Analytics Support”) for Connected Subscribers.  Analytics Support shall consist of ********'* ******** *********** ******* ** *** ******** ********* **** ********* ****** ******** ***** **********, and ********** ****** ***** *** ******* ******** ** ********* ***********.  Analytics Support in excess of such ***** (**) ***** *** ***** shall be billed at TWC’s then current hourly rate for Technical Services.  CSG shall notify TWC when ****** ******* (***) of the Analytics Support hours for Participating Affiliate Subscribers have been exhausted in any given *****.  Commencing in ****, such Support Services Fee shall be subject to increase pursuant to Section 5.4 of the Agreement.

Note 3: Initial capacity for Connected Subscribers includes up to **** ******* (*********) ********* ***********; an Additional Capacity Fee of $****** *** ***** will apply for incremental capacity of each **** ******* ******** (*******) ********* *********** processed using Intelligent AR in any ***** (i.e., for ********* up to ********* ********* ***********). The specified Support Services Fee Connected Subscribers, plus any Additional Capacity Fee, if applicable, shall be invoiced in ******* on a ******* *****, based on Intelligent AR service provided by CSG for the prior calendar *****.  Commencing in 2014, this Additional Capacity Fee is subject to increase pursuant to Section 5.4 of the Agreement.

Note 4: Implementation of Intelligent AR Service for Non-ACP Subscribers will be pursuant to that certain Statement of Work to be executed by CSG and TWC (CSG document no. 2501841).

Note 5: CSG shall provide Intelligent AR Support Services for Non-ACP Subscribers; problems shall be reported and resolved, in accordance with the priority levels set forth in Section II. of Schedule H of the Agreement.  Support Services shall commence after implementation of Intelligent AR as contemplated in Note 4 above.  Support Services shall include up to ***** (**) ***** *** ***** of Analytics Support for Non-ACP Subscribers.  Analytics Support shall consist of ******** ******** *********** ******* ** *** ******** ********* **** ********* ****** ******** ***** *********** *** ********** ****** ***** *** ******* ******* ** ***-*** ***********.  Analytics Support in excess of such ***** (**) ***** *** ***** shall be billed at TWC’s then current hourly rate for Technical Services.  CSG shall notify TWC when ****** ******* (***) of the Analytics Support hours for Non-ACP Subscribers have been exhausted in any given *****.  Following the first anniversary date after implementation of Intelligent AR for Non-ACP Subscribers as contemplated in Note 4 above, this Support Services Fee is subject to increase pursuant to Section 5.4 of the Agreement.

Note 6: Initial capacity for Non-ACP Subscribers includes up to **** ******* (*********) ***-*** ***********; the Additional Capacity Fee of $****** *** ***** for incremental capacity of each **** ******* ******** (*******) Non-ACP Subscribers processed using Intelligent AR in any ***** (i.e., for  ******* ***-*** ***********). The specified Support Services Fee related to Non-ACP Subscribers, plus any Additional Capacity Fee, if applicable, shall be invoiced in ******* on a ******* *****, based on Intelligent AR service provided by CSG related to Non-ACP Subscribers for the prior calendar *****.  Following the first anniversary date after implementation of Non-ACP Subscriber Intelligent AR service as contemplated in Note 4 above, this Additional Capacity Fee is subject to increase pursuant to Section 5.4 of the Agreement.

2.

For avoidance of doubt, any and all analysis, scores, reports, records or data created, derived, compiled or added by CSG to any Customer Data of TWC and/or any Participating Affiliates Connected Subscribers and/or any Non-ACP Subscribers of TWC and/or any Affiliates in connection with the Intelligent AR service, in any case, irrespective of the form, is the exclusive property and Confidential Information of TWC (the “TWC Data”) and deemed to be Customer Data under the Agreement.  In no event shall CSG retain, store and/or supplement any of its databases with any such TWC Data, in whole or in part, except in connection with any CSG Products and Services provided to TWC and Participating Affiliates with respect to Connected Subscribers and solely as required for purposes of providing the Intelligent AR service with respect to Non-ACP Subscribers of TWC and/or any Affiliates, nor shall CSG utilize any external information and/or any databases of any third party for purposes of providing the Intelligent AR service or share any such TWC Data with any third parties without obtaining the prior written consent of TWC, signed by an authorized officer of TWC.  Upon expiration or termination of the Agreement, including any Termination Assistance Period, CSG shall include all TWC Data for the then current past ****** (**) ****** from the date of such expiration or termination identified in any Deconversion Notice.

3.

Any Affiliate and Participating Affiliates may use and receive the Intelligent AR service without (a) incurring any additional fees hereunder and (b) without any requirement that such Intelligent AR service be (i) set forth in any such Participating Affiliate’s Affiliate Addendum and/or (ii) that any such Affiliate execute a Participating Affiliate Addendum.  Any Affiliate that elects to use the Intelligent AR service for Non-ACP Subscribers shall be deemed to be a Customer and a Participating Affiliate under the Agreement with respect to their use of such Intelligent AR service, provided, however, unless otherwise mutually agreed between TWC and CSG in an amendment to the Agreement, in no event shall any such Affiliate be required to purchase, nor shall CSG be required to provide, any other Products and/or Services of CSG.  In the event CSG no longer provides CSG Products and Services to Customers for Connected Subscribers, CSG shall not be obligated to provide Intelligent AR service to Affiliates for use with Non-ACP Subscribers.  In addition to TWC’s termination rights set forth in Article 6 of the Agreement, *** ***** **** **** *** ***** ** ********* *** ***** ********’* *** ** ******* ** *** *********** ** ******* *** ************ ******* ****** ** *** , and TWC may terminate the Intelligent AR service in its entirety upon at least ****** (**) **** ‘prior written notice to CSG upon which all Intelligent AR service monthly fees shall cease.  Further, for avoidance of doubt, Additional Capacity Fees referenced in 1(b) above, if applicable, shall be the responsibility of TWC.

THIS AMENDMENT is executed as of the day and year last signed below (the Effective Date”).

TIME WARNER CABLE INC. (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Sullivan McConnell	By: /s/ Joseph T Ruble
Name: Sullivan McConnell	Name: Joseph T. Ruble
Title: Vice President	Title: EVP, CAO & General Counsel
Date: November 14, 2013	Date: 22 Nov. 2013